UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 20, 2021

GROWGENERATION CORP

(Exact Name of Registrant as Specified in its Charter)

Colorado	333-207889	46-5008129
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5619 DTC Parkway

Greenwood Village, CO 80111

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (800) 935-8420

N/A

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GRWG	The NASDAQ Stock Market LLC

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On October 20, 2021, GrowGeneration Corp. (the “Company”) published press releases announcing: (i) the appointment of Becky Gebhardt as Senior Vice President, Marketing and E-commerce; and (ii) the establishment of a national program with Harvest 360 Technologies, LLC to support individuals with education and training to acquire the skills necessary to gain access to the state licensing process.

Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2. The information contained in this Current Report on Form 8-K (including the exhibit) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 20, 2021
99.2	Press Release dated October 20, 2021
104	Cover Pager Interactive Data File, formatted in Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 20, 2021	GrowGeneration Corp.

	By:	/s/ Darren Lampert
	Name:	Darren Lampert
	Title:	Chief Executive Officer

2